IDS Life
Variable
Annuity
Fund A



Invests in a wide range of growth-oriented securities in pursuit of its goal to provide long-term capital appreciation for contract owners

1997 SEMIANNUAL REPORT


                                           Managed by IDS Life Insurance Company

IDS Life Variable Annuity Fund A

Message from the Executive Vice President

(picture of) Pam Moret

Dear Contract Owner:

As you probably know, the past six months was another strong period for the stock market and, as it turned out, this Fund. While such positive performance is, of course, quite gratifying, it's important to keep in mind that investment gains cannot be taken for granted. The upcoming months could bring a very different result.

Still, there is one solid prediction that we can make based on history. Financial markets will likely be volatile in the short term. Moreover, because the Fund emphasizes investments in stocks of rapidly growing companies, it's somewhat more affected by short-term market volatility.

Such volatility is a fact of life. But history also tells us that, in the long run, the stock market has been a solid performer. So, we urge contract owners to continue to take a long-term perspective, which the structure of this Fund provides for you. To read more about the specific gains in the Fund and strategies for the future, please see the letter from the Fund's portfolio manager.

One way to benefit from short-term market fluctuation is by making regular investments of fixed amounts of money. This systematic approach, called dollar-cost averaging, smoothes the effect of stock market volatility. If your contract allows additional payments, you can dollar-cost average. And if your contract has a fixed account, you can also set up a systematic transfer program from the fixed account to the variable account in order to dollar-cost average, subject to certain restrictions.

Here's how dollar-cost averaging works:

o You invest a fixed amount of money at regular time periods.

o Your fixed investment amount buys more accumulation units when stock market prices are low and buys fewer units when prices are high.

o Over time, if you continue to invest through volatile markets, you obtain accumulation units at a lower average cost than the general market prices.

Dollar-cost averaging doesn't ensure a
profit or protect against a loss if the market declines at the time you withdraw funds, but it is an effective way for contract owners to meet long-term goals, provided they continue investing through changing market conditions.

Your financial advisor can tell you more about systematic investing and how it can help you meet your financial objectives. He or she also can help keep your investment strategies in line with your financial objectives. Ask your financial advisor about the broad range of products and services offered by American Express Financial Corporation and IDS Life designed to help you meet a variety of investment and protection needs.

Sincerely,


Pam Moret

IDS Life Variable Annuity Fund A

(picture of) Mitzi Malevich

From Your Portfolio Manager: A Perspective

A resounding rally by the stock market in May and June helped propel the Fund to a double-digit gain during the first half of the fiscal year (January through June 1997).

On June 30, 1997, the accumulation unit value of IDS Life Variable Fund A was $19.85, compared with $17.04 at the beginning of the year. The increase represented a gain of 16.49% for the six-month period. (If you purchased additional accumulation units during the period, your return would have been affected by the sales and administrative charges, as described in the Fund's prospectus.)

The period got off to a good start, as reports of low inflation and healthy corporate profits sent stocks higher during January and February. By March, though, concerns about potentially higher inflation leading to higher interest rates began to surface, ultimately sending the market down through mid-April. But, with the remarkable resilience they've shown in recent years, stocks more than made up for that downturn with a powerful rally that ran through June.

The Fund's performance roughly tracked that of the broad stock market -- gaining ground early, slumping in early spring, then rebounding strongly. As has been the case for some time, the largest area of investment for the Fund was in technology-related stocks, which comprised about 40% of assets. Although they experienced a sharp decline during the market's downturn, they enjoyed sharp gains at other times and overall made the greatest contribution to the Fund's performance. Consumer-related stocks, including those of health-care providers, constituted another substantial investment and proved to be relatively consistent, positive performers. Financial services, although a considerably smaller area of investment, also provided very good results.

Consistent with my management style, there was modest turnover of holdings during the six months. Among the stocks I have held for some time, Coca-Cola, Microsoft, Cisco Systems, Nike and HEALTHSOUTH were among the standout performers. As usual, I kept only a small amount of cash reserves during the period, preferring instead to keep the great majority of assets at work in stocks. While this strategy adds to volatility in the Fund's value, I think it benefits the Fund's performance in the long run.

I'm pleased to say that the investment environment is little changed from the start of the year. Inflation remains under control, corporate profits continue to be encouragingly high and long-term interest rates are still at comfortable levels. While it would be naive to expect perfectly smooth sailing in the months ahead, I think the fundamentals continue to work in stocks' favor. I'm currently sticking with the basic investment mix that has been successful for the Fund in recent years, and I'll update you on the results six months from now.




Mitzi Malevich

IDS Life Variable Annuity Fund A

Ten Largest Holdings                                 June 30, 1997

                                                        Percent of
                                                          Fund's
Common Stocks                      Value              Net Assets
Tellabs                       $  16,762,500               4.53%

Oracle                           15,112,500               4.09

Cisco Systems                    14,767,500               3.99

Medtronic                        14,580,000               3.94

Coca-Cola                        13,446,000               3.64

Pfizer                           13,145,000               3.55

HEALTHSOUTH                      12,199,425               3.30

Compaq Computer                   9,925,000               2.68

Ericsson (LM) ADR                 9,843,750               2.66

Washington Mutual                 9,560,000               2.58

Total                          $129,341,675              34.96%



IDS Life Variable Annuity Fund A

Statement of assets, liabilities and contract owners' equity                           June 30, 1997



Assets
                                                                                          (Unaudited)
Investments in securities, at value (Note 1)
(identified cost, $185,766,707)........................................................ $369,624,976
Cash in bank on demand deposit.........................................................      170,317
Dividends and interest receivable......................................................      164,137
Receivable from IDS Life Insurance Company
for contract purchase payments.........................................................       49,671
                                                                                             -------
Total assets........................................................................... $370,009,101
                                                                                        ============


Liabilities
Payable for contract terminations............................................... ...... $     36,335
Payable to IDS Life Insurance Company for:
Mortality and expense assurance fee....................................................       24,180
Investment management fee..............................................................       18,657
                                                                                              ------
Total liabilities......................................................................       79,172
                                                                                              ======


Contract owners' equity
Contracts in accumulation period - 18,341,496 units at $19.85 per unit (Note 5)........  364,138,076
Contracts in payment period - 11,785 annuity units.....................................    5,791,853
                              ------                                                       ---------
Total contract owners' equity..........................................................  369,929,929
                                                                                         -----------
Total liabilities and contract owners' equity.......................................... $370,009,101
                                                                                        ============


See accompanying notes to financial statements.




Statement of operations                                              Six months ended June 30, 1997



Investment loss -- net
                                                                                         (Unaudited)
Income:
Dividends (net of foreign taxes withheld of $12)..................................... $     965,294
Interest.............................................................................       515,126
                                                                                            -------
Total income.........................................................................     1,480,420
                                                                                          ---------
Expenses:
Mortality and expense assurance fee (Note 2)........................................      1,674,392
Investment management fee (Note 3)..................................................        669,793
                                -                                                           -------
Total expenses......................................................................      2,344,185
                                                                                          ---------
Investment loss-- net...............................................................       (863,765)
                                                                                           ========

Realized and unrealized gain on investments -- net
Net realized gain on investments................................................          9,634,122
Net change in unrealized appreciation or depreciation of investments............         44,215,452
                                                                                         ----------
Net gain on investments.........................................................         53,849,574
                                                                                         ----------
Net increase in contract owners' equity from operations.........................        $52,985,809
                                                                                        ===========

See accompanying notes to financial statements.




Statement of changes in contract owners' equity

                                                                                  Six months ended          Year ended
Operations                                                                           June 30, 1997       Dec. 31, 1996
                                                                                        (Unaudited)
Investment loss-- net...........................................................     $     (863,765)     $  (1,318,813)
Net realized gain on investments................................................          9,634,122         14,687,216
Net change in unrealized appreciation or depreciation of investments............         44,215,452         48,566,206
                                                                                         ----------         ----------
Net increase in contract owners' equity from operations.........................         52,985,809         61,934,609
                                                                                         ==========         ==========

Contract transactions
Net contract purchase payments (Note 2).........................................          1,014,131          2,007,523
Repayment of temporary withdrawals..............................................              7,657             19,676
Net transfers from (to) fixed annuities.........................................           (984,498)         1,191,131
Actuarial adjustment for mortality assurance on
annuities in payment period (Note 2) ...........................................                 --            257,601
Contract termination payments and temporary withdrawals.........................        (10,507,047)       (21,377,456)
Annuity payments................................................................           (364,304)          (662,354)
                                                                                           --------           --------
Net decrease from contract transactions.........................................        (10,834,061)       (18,563,879)
                                                                                        -----------        -----------
Net increase in contract owners' equity.........................................         42,151,748         43,370,730
                                                                                         ==========         ==========

Contract owners' equity at beginning of period..................................        327,778,181        284,407,451
                                                                                        ===========        ===========

Contract owners' equity at end of period........................................       $369,929,929       $327,778,181
                                                                                       ============       ============

See accompanying notes to financial statements.


IDS Life Variable Annuity Fund A

Notes to Financial Statements (Unaudited)

1. Organization and summary of significant accounting policies

IDS Life Variable Annuity Fund A (the Fund) is organized as a segregated asset account of IDS Life Insurance Company (IDS Life) under Minnesota law and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's assets are held for the exclusive benefit of its variable annuity contract owners and are not chargeable with any liabilities arising from the other business activities of IDS Life. The significant accounting policies followed by the Fund are summarized as follows:

Investments in securities
Securities traded on national securities exchanges are valued at the last quoted sales price on the principal exchange on which traded. Securities traded in the over-the-counter market are valued at the mean of the last quoted bid and asked price. Short-term securities that mature in 60 days or less are valued at amortized cost. Those maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Short-term securities originally purchased with maturities of more than 60 days but which currently mature in 60 days or less are valued on an amortized cost basis using the market value or approximate market value on the 61st day before maturity. Bonds and other securities are valued at fair value as determined by the Board of Managers when market quotations are not readily available. Determination of fair value involves, among other things, references to market indexes, matrices and data from independent brokers.

Security transactions are accounted for on the date the securities are purchased and sold. Dividend income is recorded on the ex-dividend date.

Option contracts
In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Fund may buy and sell put and call options and write covered call options on portfolio securities. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

During the six months ended June 30, 1997, the Fund did not buy or sell any put or call options or write any covered call or put options. There were no option contracts outstanding at June 30, 1997.

Futures contracts
In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell stock index futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with the changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in thecontract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

During the six months ended June 30, 1997, the Fund did not buy or sell stock index futures contracts and related options. There were no stock index futures contracts outstanding at June 30, 1997.

Foreign currency translations and
foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the rate of exchange on the transaction date. It is not practicable to identify that portion of realized and unrealized gain or loss arising from changes in the exchange rates from the portion arising from changes in the market value of investments.

The Fund may also enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

There were no forward foreign currency exchange contracts outstanding at June 30, 1997.

Federal income taxes
IDS Life is taxed as a life insurance company. The Fund is treated as part of IDS Life for federal income tax purposes. Under current federal income tax law, no taxes are payable with respect to any income of the Fund.

2. Mortality and expense assurance fee and sales charges

IDS Life makes contractual assurances to the Fund that possible future adverse changes in administrative expenses and mortality experience of the annuitants and beneficiaries will not affect the Fund. The mortality and expense assurance fee paid to IDS Life is computed daily and is equal on an annual basis to 1 percent of the average daily net assets of the Fund.

Charges by IDS Life for its sales and administrative services applicable to the variable annuity contracts amounted to $41,083 for the six months ended June 30, 1997 and $83,478 for the year ended Dec. 31, 1996. Such charges are not an expense of the Fund. They are deducted from contract purchase payments and are not included in the net contract purchase payments to the Fund.

3. Investment management agreement

The Fund has an Investment Management Agreement with IDS Life. For its services, IDS Life is paid a fee based on the aggregate average daily net assets of the Fund. The investment management fee paid to IDS Life is computed daily and is equal on an annual basis to 0.4 percent of the average daily net assets of the Fund.

In addition to paying its own management fee, the Fund also pays all brokerage commissions and charges in the purchase and sale of assets. Brokerage charges are paid to IDS Life for reimbursement of charges incurred in the purchase and sale of foreign securities.

4. Security transactions and basis for determining realized gain and loss

Cost of purchases and proceeds from sales of securities, (other than short-term obligations) aggregated $63,547,224 and $74,088,768 for the six months ended June 30, 1997. Net realized gain on investments has been determined on the basis of identified costs.

Brokerage commissions paid to brokers affiliated with IDS Life were $594 for the six months ended June 30, 1997.

5. Accumulation units

The changes in number of outstanding units applicable to contracts in the accumulation period were as follows:



                                                 Six months ended   Year ended
                                                    June 30, 1997 Dec. 31, 1996

Units outstanding at beginning of period.............. 18,939,349    20,131,589
Additions for contract purchase payments and repayments    57,328       132,080
Net transfers from (to) fixed annuities...............    (53,705)       71,980
Deductions for contract terminations and withdrawals..   (601,476)   (1,396,300)
                                                         --------    ----------
Units outstanding at end of period.................... 18,341,496    18,939,349
                                                       ==========    ==========

6. Financial highlights

The table below shows certain important financial information for evaluating the
Fund's results.
                                                                                       Fiscal period ended Dec. 31,

                                                               1997(a)      1996        1995         1994         1993        1992

Accumulation unit value at beginning of period.............  $17.04       $13.93      $10.27       $10.70      $  9.77       $9.13
                                                             ------       ------      ------       ------      -------       -----
Income from investment operations:
Net investment income (loss)...............................    (.04)        (.07)       (.02)         .03         (.02)       (.03)
Net gains (losses) on securities, both realized
and unrealized.............................................    2.85         3.18        3.68         (.46)         .95         .67
                                                               ----         ----        ----         ----          ---         ---
Total from investment operations...........................    2.81         3.11        3.66         (.43)         .93         .64
                                                               ----         ----        ----         ----          ---         ---
Accumulation unit value at end of period...................  $19.85       $17.04      $13.93       $10.27       $10.70       $9.77
                                                             ======       ======      ======       ======       ======       =====
Total return(b)............................................   16.49%       22.33%      35.64%       (4.01)%       9.50%       6.97%
                                                              =====        =====       =====        =====         ====        ====
Ratios/Supplemental Data
Total contract owner's equity at end of period
(000 omitted)............................................. $369,930     $327,778     $284,407    $223,317     $241,623    $228,366
Ratio of operating expenses to average net assets.........     1.40%c       1.41%        1.40%       1.40%        1.40%       1.40%
Ratio of net investment income (loss) to average
net assets................................................     (.52%)c      (.43%)       (.19%)       .27%        (.17%)      (.30%)
Portfolio turnover rate...................................       20%          13%          46%         63%          64%         74%
Average brokerage commission rate(d)...................... $  .0515   $    .0550           --          --           --          --
                                                           ========   ==========        =====       =====         ====        ====

(a) Six months  ended June 30, 1997  (Unaudited).
(b) Total return does not reflect payment of a sales charge.
(c) Adjusted to an annual basis.
(d) Effective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

The foregoing table pertains to accumulation units only. There are two kinds of units. As long as contract holders are paying into the Fund they are called "accumulation" units. When contract owners begin to receive the annuity, they change to "annuity" units.

The value of an annuity unit (assuming a 3.5 percent investment rate) was $7.30 as of June 30, 1997, $6.37 as of Dec. 31, 1996, $5.39 as of Dec. 31, 1995, $4.11
as of Dec.  31,  1994,  $4.44 as of Dec. 31, 1993 and $4.19 as of Dec. 31, 1992.
The value of an annuity unit (assuming a 5 percent investment rate) was $4.78 as of June 30, 1997, $4.21 as of Dec. 31, 1996, $3.61 as of Dec. 31, 1995, $2.80 as
of Dec. 31, 1994, $3.06 as of Dec. 31, 1993 and $2.93 as of Dec. 31, 1992.

IDS Life Variable Annuity Fund A

Investments in securities, June 30, 1997 (Unaudited)

(Percentages represent value of investments compared to total net assets)

Common stocks (94.5%)

Issuer                                            Shares           Value(a)

Aerospace & defense (1.7%)
Boeing.......................................... 120,000        $ 6,367,500

Airlines (0.7%)
Northwest Airlines..............................  75,000(b)       2,728,125

Banks and savings & loans (2.6%)
Washington Mutual............................... 160,000          9,560,000

Beverages & tobacco (3.6%)
Coca-Cola....................................... 199,200         13,446,000

Building materials & construction (1.7%)
Tyco Intl.......................................  90,000          6,260,625

Chemicals (2.1%)
USA Waste Service............................... 200,000(b)       7,725,000

Communications equipment & services (7.2%)
ADC Telecommunications.......................... 160,000(b)       5,340,000
Andrew.......................................... 163,300(b)       4,592,812
Tellabs......................................... 300,000(b)      16,762,500
                                                                 26,695,312
Computers & office equipment (20.4%)
Cisco Systems................................... 220,000(b)      14,767,500
Compaq Computer................................. 100,000(b)       9,925,000
First Data...................................... 150,456          6,610,661
Hewlett-Packard................................. 100,000          5,600,000
Ikon Office Solutions........................... 120,000          2,992,500
Microsoft.......................................  70,000(b)       8,846,250
Oracle.......................................... 300,000(b)      15,112,500
Parametric Technology........................... 137,600(b)       5,856,600
Solectron.......................................  80,000(b)       5,600,000
                                                                 75,311,011
Electronics (5.3%)
Applied Materials...............................  97,800(b)       6,925,462
Intel...........................................  60,000          8,508,750
Maxim Intergrated Products......................  70,000(b)       3,981,250
                                                                 19,415,462
Energy equipment & services (2.5%)
Schlumberger....................................  75,000          9,375,000
Financial services (9.5%)
Associates First Capital Cl A................... 100,000          5,550,000
Franklin Resources.............................. 100,000          7,256,250
Green Tree Financial............................  43,900          1,563,938
Merrill Lynch................................... 160,000          9,540,000
Providian.......................................  51,300          1,648,012
Travelers Group................................. 150,000          9,459,375
                                                                 35,017,575
Health care (14.1%)
Amgen...........................................  60,000          3,487,500
Boston Scientific............................... 120,000(b)       7,372,500
Guidant......................................... 100,000          8,500,000
Johnson & Johnson...............................  80,000          5,150,000
Medtronic....................................... 180,000         14,580,000
Pfizer.......................................... 110,000         13,145,000
                                                                 52,235,000
Health care services (6.6%)
HealthCare COMPARE.............................. 150,000(b)       7,856,250
HEALTHSOUTH..................................... 489,200(b)      12,199,425
Service Corp Intl............................... 130,000          4,273,750
                                                                 24,329,425
Industrial equipment & services (4.9%)
Caterpillar.....................................  80,000          8,590,000
Deere & Co...................................... 171,000          9,383,625
                                                                 17,973,625
Insurance (0.4%)
Risk Capital Holdings...........................  75,200(b)  $    1,579,200

Leisure time & entertainment (2.0%)
Mattel.......................................... 212,500          7,198,438

Metals (0.5%)
Nucor...........................................  30,000          1,717,500

Textiles & apparel (1.4%)
Nike Cl B.......................................  90,000          5,253,750

Utilities -- electric (1.1%)
CMS Energy...................................... 120,000          4,230,000

Utilities -- telephone (1.8%)
WorldCom........................................ 210,000(b)       6,720,000

Foreign (4.4%)(c)
Danka Business Systems ADR...................... 160,000          6,540,000
Ericsson (LM) ADR............................... 250,000          9,843,750
                                                                 16,383,750
Total common stocks
(Cost: $165,683,979)....................................       $349,522,298

Bond (0.1%)
Issuer                            Coupon      Maturity     Principal   Value (a)
                                   rate         year        amount
U.S. government obligation
U.S. Treasury Bond.............    7.25%        2016       $ 250,000  $ 260,742
Total bond
(Cost: $240,792)...............................................       $ 260,742

Short-term securities (5.4%)
                                 Annualized
                                  yield on         Amount
                                  date of      payable at
Issuer                            purchase       maturity             Value(a)
U.S. government agency (2.2%)
Federal Natl Mtge Assn Disc Nts
   07-14-97...................       5.46%    $ 3,200,000      $    3,193,714
   07-24-97...................       5.43       4,800,000           4,783,409
                                                                    7,977,123
Commercial paper (3.2%)
American General Capital
   08-07-97...................       5.58         800,000(d)          795,437
Bell Atlantic
   07-11-97...................       5.51       2,200,000           2,196,639
Fleet Funding
   07-10-97...................       5.55       2,000,000(d)        1,997,235
Kellogg
   07-30-97...................       5.55       1,100,000           1,095,109
Metlife Funding
   07-18-97...................       5.53       2,300,000           2,294,015
Paccar Financial
   07-28-97...................       5.57       2,300,000           2,290,426
Southwestern Bell Telephone
   07-23-97...................       5.54       1,200,000           1,195,952
                                                                   11,864,813
Total short-term securities
(Cost: $19,841,936).......................................      $  19,841,936

Total investments in securities
(Cost: $185,766,707)(e)...................................       $369,624,976

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.
(c) Foreign security values are stated in U.S. dollars.
(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or otheraccredited investors.This security has been determined to be liquid under guidelines established by the board.
(e) At June 30, 1997, the cost of securities for federal income tax purposes was approximately $185,766,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation....................................     $184,713,000
   Unrealized depreciation....................................         (854,000)
                                                                       --------
   Net unrealized appreciation................................     $183,859,000


See accompanying notes to investments in securities.

IDS Life Variable Annuity Fund A

Managers and Officers

Board of Managers

Richard W. Kling
president, IDS Life Insurance Company

Carl N. Platou
president emeritus, Fairview Hospital
and Healthcare Services

Edward Landes
retired, former development consultant

Gordon H. Ritz
president, Con Rad Broadcasting Corp.

Principal Officers

Richard W. Kling
chairman of the board and president

Morris Goodwin, Jr.
vice president and treasurer

Lorraine R. Hart
vice president, investments

Jeffrey S. Horton
vice president and controller

William A. Stoltzmann
general counsel and assistant secretary

Timothy S. Meehan
secretary

Additional Information

The investment objective of IDS Life Variable Annuity Fund A is to invest in securities that offer opportunities for long-term capital appreciation consistent with accumulating Fund value and providing annuity payments under variable annuity contracts issued by IDSLife.

There is a sales and administrative charge to the contract owner included in the purchase payment.

This report is for the information of contract owners of IDS Life Variable Annuity Fund A, but it may be used as sales literature when preceded or accompanied by the current prospectus. For details and other material information, see the current prospectus.

Issuer and Investment Manager:
IDS Life Insurance Company,
Minneapolis, Minn.

Custodian:
American Express Trust Company
Minneapolis, Minn.

Sub-Custodian:
First Bank National Association
St. Paul, Minn.

IDS Life
Variable
Annuity
Fund A

1997 SEMIANNUAL REPORT

IDS Life Insurance Company
IDS Tower 10
Minneapolis, MN 55440-0010